EXPENSES BY NATURE	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Expenses by Nature	Expenses by Nature
The following employee benefits expenses are included in cost of sales, general and administrative expenses, exploration expenses and other expenses.

	Years ended December 31,
	2022	2021
Salaries, short-term incentives, and other benefits	$177.2	$159.8
Share-based compensation	4.8	6.1
Other	6.9	4.8
	$188.9	$170.7